UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under ss. 240.14a-12

                          REPUBLIC FIRST BANCORP, INC.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          N/A

     (2)  Aggregate number of securities to which transaction applies:

          N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          N/A

     (4)  Proposed maximum aggregate value of transaction:

          N/A

     (5)  Total fee paid:

          N/A

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                                    [LOGO]

                                 REPUBLIC FIRST
                                 BANCORP, INC.
                                                                  March 24, 2000

Dear Shareholder:

      You are cordially invited to attend the 2000 Annual Meeting of the Shareholders of Republic First Bancorp, Inc. to be held on Tuesday, April 25, 2000 at 4:00 p.m., prevailing Philadelphia time, at the Crowne Plaza, 1800 Market Street, Philadelphia, PA 19103.

      This year's proposals for the Annual Meeting relate to (i) the election of directors; (ii) the amendment to the Corporation's 1996 Stock Option Plan; (iii) the transaction of such other business as properly may be brought before the Annual Meeting.

      Enclosed along with your proxy materials is a copy of the Corporation's 1999 Annual Report to shareholders.

      We look forward to seeing you at the meeting.


                                                  Sincerely,

                                                  /s/ Harry D. Madonna
                                                  Harry D. Madonna
                                                  Chairman of the Board

--------------------------------------------------------------------------------
 1608 Walnut Street Philadelphia, PA 19103 o Tel 215-735-4422 Fax 215-735-5373

                          REPUBLIC FIRST BANCORP, INC.
                               1608 Walnut Street
                        Philadelphia, Pennsylvania 19103

                                ---------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 25, 2000

                                ---------------


TO OUR SHAREHOLDERS:

      NOTICE IS HEREBY GIVEN THAT the 2000 Annual Meeting of Shareholders (the "Annual Meeting") of Republic First Bancorp, Inc. (the "Corporation") will be held on Tuesday, April 25, 2000 at 4:00 p.m., prevailing Philadelphia time, at the Crowne Plaza, 1800 Market Street, Philadelphia, PA 19103 to consider and act upon:

      1.    The election of four (4) Class II Directors of the Corporation;

      2. To amend the Corporation's 1996 Stock Option and Restricted Stock Plan to increase the number of shares reserved for issuance thereunder from 792,000 to 1,400,000 shares;

      3. The transaction of such other business as properly may be brought before the Annual Meeting or any adjournment thereof.

      Shareholders of record of the Corporation at the close of business on March 15, 2000 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

      All shareholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete and sign the enclosed proxy card and return it promptly to the Corporation in the enclosed envelope, which requires no postage if mailed in the United States. At any time prior to being voted, your proxy is revocable by delivering written notice to the Corporation in accordance with the instructions set forth in the Proxy Statement or by voting at the Annual Meeting in person.

      IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY CARD PROMPTLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.





March 24, 2000                                   /s/ George S. Rapp
                                                     George S. Rapp
                                                     Executive Vice President,
                                                     Chief Financial Officer and
                                                     Corporate Secretary

                                 ---------------

                                TABLE OF CONTENTS

                                 ---------------



PROXY STATEMENT                                                         Page
     General Information................................................   1
     Voting and Revocability of Proxies.................................   1
     Solicitation of Proxies............................................   2
     Voting Securities and Holders Thereof..............................   2
     Shareholder Proposals and Nominations for the Year
          2001 Annual Meeting...........................................   2
     Annual Report on Form 10-K.........................................   3
     Resignations.......................................................   3
     Election of Directors..............................................   3
     Information Concerning Nominees and Continuing Directors...........   3
     Amendment to the 1996 Stock Option and Restricted Stock Plan ...... 4-6
     Recommendation of Board of Directors for the Amendment
          to Stock Option Plan..........................................   6
     Directors Beneficial Ownership Information......................... 6-9
     Board Committees and Attendance....................................   9
     Description of Executive Officers..................................  10
     Certain Relationships and Related Transactions.....................  10
     Compliance with Section 16(a) of the Exchange Act..................  10
     Quorum and Voting Requirements.....................................  11
     Other Matters......................................................  11

                          REPUBLIC FIRST BANCORP, INC.
                               1608 Walnut Street
                        Philadelphia, Pennsylvania 19103




                         ANNUAL MEETING OF SHAREHOLDERS

                      To Be Held on Tuesday, April 25, 2000


                                 ---------------

                                 PROXY STATEMENT

                                 ---------------


General Information

      This Proxy Statement has been prepared and is being distributed in connection with the solicitation by the Board of Directors of Republic First Bancorp, Inc. (the "Corporation") of proxies in the enclosed form for use at the 2000 Annual Meeting of Shareholders of the Corporation to be held on Tuesday, April 25, 2000 at 4:00 p.m., prevailing Philadelphia time, at the Crowne Plaza, 1800 Market Street, Philadelphia, PA 19103. (Such meeting and any adjournment(s) or postponement(s) thereof will be hereinafter referred to as the "Annual Meeting"). This Proxy Statement is being first given or sent to shareholders of the Corporation on or about March 24, 2000.


Voting and Revocability of Proxies

      Unless contrary instructions are indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR the election of the nominees for Directors named herein, FOR THE AMENDMENT OF THE CORPORATION'S 1996 STOCK OPTION PLAN AND FOR the other matters described in this Proxy Statement in the manner stated in the accompanying proxy. As of the date of this Proxy Statement, the Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than that referred to above. If any other business properly comes before the Annual Meeting, the persons designated in the enclosed proxy will vote on such business in accordance with their best judgment.

      Any shareholder who executes and returns a proxy card may revoke it at any time before it is voted by delivering to George S. Rapp, Secretary of the Corporation, at the principal executive offices of the Corporation at 1608 Walnut Street, Philadelphia, PA 19103, either an instrument revoking the proxy, or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Solicitation of Proxies

      Your proxy is being solicited by the Board of Directors of the Corporation for use in connection with the Annual Meeting. The cost of such solicitation will be borne by the Corporation. Proxies may be solicited in person or by mail, telephone, telegram, mailgram or other means by directors, officers, employees and management of the Corporation; however, such persons will not receive any fees for such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward such soliciting material to the beneficial owners of shares held of record by them, and such custodians may be reimbursed for their expenses.


Voting Securities and Holders Thereof

      As of the close of business on March 15, 2000, (the "Record Date") for voting at the Annual Meeting, the Corporation had 6,343,901 shares of Common Stock outstanding, par value $0.01 per share (the "Common Stock"), held by approximately 271 registered shareholders of record. Holders of Common Stock are entitled to one vote per share on all matters to be voted upon at the Annual Meeting. As of the date hereof, there are no other classes of the Corporation's capital stock issued or outstanding.

      The presence in person or by proxy of a majority of the shares of common stock outstanding on the Record Date will constitute a quorum for purposes of conducting business at the Meeting. For purposes of determining the votes cast with respect to any matter presented for consideration at the meeting, only those votes cast "FOR" or "AGAINST" are included. Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purposes of determining whether a quorum is present.


Shareholder Proposals and Nominations for the year 2001 Annual Meeting

      Any shareholder who intends to present a proposal for consideration at the Corporation's year 2001 Annual Meeting of Shareholders must submit her or his proposal to the Corporation and notify the Corporation that she or he intends to appear personally at the year 2001 Annual Meeting to present her or his proposal no later than October 30, 2000 in order to have the Corporation consider the inclusion of such proposal in the Corporation's year 2001 proxy statement and form of proxy relating to the year 2001 Annual Meeting. Reference is made to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), for information concerning the content and form of such proposal and the manner in which such proposal must be made.

      Nominations for election to the Board of Directors at the year 2001 Annual Meeting may be made only in writing by a shareholder entitled to vote at the year 2001 Annual Meeting of Shareholders. Such nominations must be addressed as follows: George S. Rapp, Corporate Secretary, Republic First Bancorp, Inc., 1608 Walnut Street, Philadelphia, PA 19103. Nominations for the year 2001 Annual Meeting must be received by the Secretary no later than October 30, 2000, and must be accompanied by the following information: (i) the name and address of the shareholder who intends to make the nomination; (ii) a representation that the shareholder is a holder of record of stock entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (iv) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated or intended to be nominated by the Board of Directors of the Corporation; and,
(v) the consent of each nominee to serve as a director of the Corporation if so elected. The Chairman of any meeting of shareholders held to elect directors and the Board of Directors may refuse to recognize the nomination of any person not made in compliance with such provisions.

Annual Report on Form 10-K

      The Corporation will provide without charge to each shareholder of the Corporation, upon receipt of a written request, a full copy of the Corporation's annual report on Form 10-K for the year ending December 31, 1999, including all materials filed as an exhibit or schedule thereto. A request for such copy should be delivered to George S. Rapp, Corporate Secretary, Republic First Bancorp, Inc., 1608 Walnut Street, Philadelphia, PA 19103. Such request should also set forth a good faith representation that, as of March 15, 2000, the requesting party was a beneficial owner of the Corporation's common stock.


Resignations

      Mr. John D'Aprix resigned from the Board of Directors of the Corporation effective August 10, 1999. Mr. D'Aprix was a Class II director. The Board of Directors have decided not to fill this vacancy thus leaving four (4) Class II directors.


                              ELECTION OF DIRECTORS


Information Concerning Nominees and Continuing Directors

      The Corporation's By-Laws provide for the classification of directors into three classes, as nearly equal in number as possible, with approximately one-third of the directors to be elected annually for three-year terms. The by-laws provide that the Board may consist of not less than 5 directors and not more than 25 directors. The actual number of positions on the Board of Directors has been set at eleven (11).

      The Nominating Committee recommends nominees for directors to the Board. The Nominating Committee and the Board have nominated the four (4) current Class II directors, whose terms expire this year and all of whom have agreed to be named as a nominee, to stand for re-election as Class II directors at the Annual Meeting.

      As of the Annual Meeting, the Board will have eleven (11) members (Class I
- three (3) directors; Class II - four (4) directors; Class III - four (4) directors). Class I directors' terms expire in 2002. The current Class II directors' terms expire in 2000 and the current Class III directors' terms expire in 2001, (in each case, until such Director's successor is duly elected and qualified).

      The nominees for Class II Directors are Daniel S. Berman, Eustace W. Mita, James E. Schleif and Harris Wildstein, all of whom presently serve on the Board.

      Each of the persons listed above as a nominee has agreed to be named as a nominee for Director in this Proxy Statement and has consented to serve as a Director if elected. The Corporation expects all nominees to be willing and able to serve. The Board of Directors may designate a substitute nominee to replace any bona fide nominee who was nominated and who, for any reason, becomes unavailable for election as a Director. If any of the nominees shall become unable to serve, the persons designated in the enclosed proxy will vote for the election of such other person or persons as the Board of Directors may recommend. It is presently anticipated that each person elected as a director of the Corporation at the Annual Meeting, as well as all other continuing members of the Board, will be elected by the Corporation as a director of the Corporation's wholly-owned subsidiary, First Republic Bank (the "Bank"), following the Annual Meeting.

      Mr. Berman is a director of the Corporation and the Bank and has been President of Berman Development Corp. (real estate) from 1990 to present.

      Mr. Mita is a director of the Corporation and the Bank and has been President and Chief Executive Officer, HAC Group LLC (training consulting) from 1989 to present.

      Mr. Schleif is a director of the Corporation and the Bank and has been Managed Care Consultant to Mercy Health System (health care) from March 2000 to present and Executive Vice President, Administration and Finance to Mercy Health System from 1978 to February 2000.

      Mr.  Wildstein is a director of the  Corporation and the Bank and has been
Vice   President  of  R&S  Imports,   Ltd  and  President  of  HVW,  Inc.  (auto
dealerships), from 1977 to present.

Recommendation of the Board of Directors for Election of Nominees

      THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ALL NOMINEES.


    AMENDMENT TO THE 1996 STOCK OPTION AND RESTRICTED STOCK PLAN TO INCREASE
             THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER

General

      The Corporation's 1996 Stock Option and Restricted Stock Plan (the "Plan") was adopted by the Board of Directors and was approved by the stockholders in May, 1996. At the time of approval, a total of 500,000 shares of common stock were initially reserved for issuance thereunder. Under the terms of the Plan, the shares of common stock reserved for issuance under the plan were adjusted in 1997, 1998 and 1999 to account for the declaration of stock dividends. The total number of shares of common stock reserved for issuance under the Plan is 792,000.

Proposed Amendment to Increase Shares Reserved

      Stockholder approval is being sought for an amendment approved by the Board of Directors that increases the number of shares of common stock reserved for issuance under the Plan by 608,000 shares. Currently, there are no shares available for issuance under the Plan. If the proposed amendment is approved, the total number of shares of Common Stock reserved for issuance under the Plan will be 1,400,000. As of the Record Date 450,243 shares have been issued pursuant to the exercise of options granted under the Plan.

Required Vote

      The affirmative vote of a majority of the votes cast will be required to approve the proposed amendment to the Plan.

Summary of the Plan

      The essential features of the Plan are outlined below.

      Purpose. The Plan is designed to improve the performance of the Corporation by encouraging ownership of the Corporation by those who play significant roles in the Corporation's success and by more closely aligning the interests of the Corporation's directors and employees with those of its shareholders by relating capital accumulation to increases in shareholder value. Moreover, the Plan is designed to have a positive effect on the Corporation's ability to attract, motivate and retain employees having outstanding leadership and management ability.

      Description. The Plan authorizes the Option Committee (the "Committee") of the Board of Directors to grant options for the purchase of up to 792,000 shares of common stock. Any shares as to which an option expires, lapses unexercised, or is terminated or canceled may be subject to a new option.

      Under the Plan, "Incentive Stock Options" (as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")), which qualify for certain tax benefits for officers and employees of the Corporation, options  which  do not  qualify  for  such  tax  benefits  ("Nonqualified  Stock
Options"), restricted stock grants ("Restricted Stock Grants") and Stock Appreciation Rights ("SARS") may be granted to eligible employees of the Corporation and its subsidiaries. Non-employee members of the Board of Directors, independent contractors and consultants are eligible to receive Nonqualified Stock Options, Restricted Stock Grants and SARS under the Plan.

      The Plan authorizes the Committee to administer and interpret the Plan. The Committee is composed of at least three members of the Board, who serve at the discretion of the Board and are each required to be "outside directors" within the meaning of Code Section 162(m).

      The exercise price for Incentive Stock Options granted under the Plan will be equal to at least the fair market value of the stock underlying the option on the date the option is granted. However, the exercise price for Nonqualified Stock Options granted under the Plan will be such dollar amount as may be specified by the Committee. Therefore, the Corporation may issue Nonqualified Stock Options having an exercise price that is less than the fair market value of the stock underlying the option on the date of grant.

      All options granted under the Plan may be exercised for up to 10 years after the date of grant, except in certain limited circumstances. An optionee may pay the required exercise price for an option by surrendering shares of Common Stock with a value equal to such exercise price, subject to certain limitations with respect to payment with shares acquired through the exercise of Incentive Stock Options. The aggregate fair market value (determined at the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year may not exceed $100,000. No option may be transferred by the optionee other than by will or by the laws of descent and distribution, and each option is exercisable during the optionee's lifetime only by the optionee, or his guardian or legal representative, unless otherwise approved by the Committee.

      Under the Plan, options may not be exercised during the 6 month period following the date of grant unless there occurs a "change in control" of the Corporation during such period. In the event of a "change in control," the options become immediately exercisable. The term "change in control" is defined in the Plan to mean, among other things, a merger, consolidation or similar transaction in which (i) the Corporation's shareholders do not own, after the transaction, at least 66-2/3% of the voting securities of the surviving institution, and (ii) persons who were members of the Corporation's Board do not constitute at least 50% of the members of the Board of the surviving institution.

      The Board of Directors may amend, suspend or terminate the Plan at any time without shareholder approval; provided, however, that the Board may not, without shareholder approval, amend the Plan so as to (i) increase the number of shares subject to the Plan, (ii) materially increase the benefits accruing to participants under the Plan, (iii) materially modify the requirements as to eligibility for participation in the Plan or (iv) modify the provisions for determining the fair market value of a share of common stock.


Tax Consequences

      General. The Plan is not a qualified plan under Code Section 401(a). The Corporation has been advised that, under the Code, the following federal income tax consequences will result when Incentive Stock Options or Nonqualified Stock Options, or any combination thereof, are granted or exercised, although the following is not intended to be a complete statement of the applicable law.

      Incentive Stock Options. An optionee generally will not be deemed to receive any income for federal tax purposes at the time an Incentive Stock Option is granted, nor will the Corporation be entitled to a tax deduction at that time. An optionee upon the exercise of such an option recognizes no income. Upon the sale or exchange of the shares at least two years after the grant of the option and one year after receipt of the shares by the optionee upon exercise, the optionee will recognize long-term capital gain or loss upon the sale of such shares equal to the difference between the amount realized on such sale and the exercise price.

      If the foregoing holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. If the sale price exceeds the fair market value on the date of exercise, the gain in excess of the ordinary income portion will be treated as either long-term or short-term capital gain, depending on whether the stock has been held for more than 12 months on the date of sale. Any loss on disposition is a long-term or short-term capital loss, depending upon whether the optionee had held the stock for more than 12 months.

      A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is a director or 10% shareholder of the Corporation or an officer of the Corporation subject to Section 16(b) of the Exchange Act. If the Corporation cancels an option, the optionee recognizes income to the extent of the amount paid to the optionee by the Corporation to cancel the option over the optionee's basis in such option, if any.

      No income tax deduction will be allowed to the Corporation with respect to shares purchased by an optionee upon the exercise of an Incentive Stock Option, provided that such shares are held at least two years after the date of grant and at least one year after the date of exercise. However, if those holding periods are not satisfied, the Corporation may deduct an amount equal to the ordinary income recognized by the optionee upon disposition of the shares.

      The exercise of an Incentive Stock Option could subject an optionee to alternative minimum tax liability for federal income tax purposes.

      Nonqualified Stock Options. An optionee will not be deemed to receive any income for federal tax purposes at the time a nonqualified stock option is granted, nor will the Corporation be entitled to a tax deduction at that time. At the time of exercise, however, the optionee will realize ordinary income in an amount equal to the excess of the market value of the shares at such time over the option price of such shares. The Corporation will generally be allowed a federal income tax deduction, at the time of such recognition by the optionee, in an amount equal to the ordinary income recognized by the optionee, subject to certain possible limitations under the Code. Gain or loss on the subsequent disposition of option stock by the optionee will normally be capital gain or loss.


Plan Benefits

      The selection of participants who will receive awards under the Plan and the size and type of award are to be determined by the Compensation Committee in its discretion. Such future grants are not presently determinable and it is not possible to predict the benefits or amounts that will be received by or allocated to particular individuals or groups in the future.


Recommendation of the Board of Directors for the Amendment to Stock Option Plan

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THERUNDER.


Directors Beneficial Ownership Information

      Set forth below is certain information with respect to each of the nominees for election to the Board of Directors, as well as each of the other continuing directors of the Corporation, including name, age, current class, the period during which such person has served as a Director of the Corporation, such person's principal occupation and employment during the past five years and any other Directorships they hold with companies having securities registered under the Securities Exchange Act of 1934, as amended, and the amount and percentage of the Corporation's Common Stock (based upon 6,343,901 shares of Common Stock issued and outstanding as of March 15, 2000) beneficially owned (as determined in accordance with Rule 13d-3 of the 1934 Act) by such person as of March 15, 2000.

                                                                                            Corporation's Common Stock
                                                                                             Beneficially Owned (2)(3),
                                                                                              Directly or Indirectly,
                                                                                                on March 15, 2000
                                             Position With the Corporation/                  ----------------------------
                            Current          Principal Occupation                  Director                     % of
Name (1)                     Class    Age    During the Past Five Years            Since        Amount      Outstanding
--------                     -----    ---    --------------------------            -----        ------      -----------
Harry D. Madonna (8)          III      57    Chairman of the Board of the           1988       334,407          5.11%
                                             Corporation and the Bank;
                                             Partner, Blank, Rome, Comisky &
                                             McCauley, 1977 to present.

Michael J. Bradley            III      55    Vice Chairman of the Board of the      1988        69,960          1.10%
                                             Corporation and the Bank;
                                             Senior Associate Dean, MCP
                                             Hahnemann University School of
                                             Medicine, 1999 to present
                                             formerly Executive Vice President,
                                             Acute and Ambulatory Services,
                                             Mercy Health Corporation,
                                             1991 to 1999.

Kenneth  Adelberg (4)         I        47    Director of the Corporation and        1988       237,402          3.74%
                                             the Bank; President of The High
                                             Fidelity House Group of Companies
                                             (audio & video electronics),
                                             1976 to present.

William Batoff (5)            I        65    Director of the Corporation and        1988        67,330          1.06%
                                             the Bank;  Managing Director,
                                             William W. Batoff Associates
                                             (government relations consulting
                                             firm), 1996 to the present; former
                                             Senior Consultant, Cassidy &
                                             Associates (government relations
                                             consulting firm), 1992 to 1996;
                                             President, Acquire Investments,
                                             Inc. (business and financial
                                             consulting firm), 1972 to present;
                                             Sole Proprietor, Batoff Enterprise
                                             Real Estate (real estate brokerage
                                             and management), 1975 to present.

Daniel S. Berman (6)          II       39    Director of the Corporation and        1988         6,320          0.10%
(Nominee)                                    the Bank; President, Berman
                                             Development Corp.(real estate
                                             development), 1990 to present.

Sheldon E. Goldberg (7)       I        69    Director of the Corporation and        1989        81,834          1.29%
                                             the Bank; President, Cumberland
                                             Brokerage Corp., 1990 to present;
                                             Chairman, National CD Sales,
                                             1993 to present; Co-Founder and
                                             Consultant, Cumberland Advisors,
                                             Vineland, NJ (investment advisors).

Eustace W. Mita (9)           II       45    Director of the Corporation and        1988         9,220          0.15%
(Nominee)                                    the Bank; President & CEO,
                                             HAC Group, LLC (training
                                             consulting), 1989 to present.


                                       7

                                                                                            Corporation's Common Stock
                                                                                             Beneficially Owned (2)(3),
                                                                                              Directly or Indirectly,
                                                                                                on March 15, 2000
                                             Position With the Corporation/                  ----------------------------
                            Current          Principal Occupation                  Director                     % of
Name (1)                     Class    Age    During the Past Five Years            Since        Amount      Outstanding
--------                     -----    ---    --------------------------            -----        ------      -----------
Neal I. Rodin (10)            III      55    Director of the Corporation and        1988       124,373          1.95%
                                             the Bank; Managing Director,
                                             The Rodin Group (international
                                             real estate investment);
                                             President, IFC (international
                                             financing and investing),
                                             1975 to present.

James E. Schleif (13)         II       58    Director of the Corporation and        1993        43,400          0.68%
(Nominee)                                    the Bank; Managed Care
                                             Consultant to Mercy Health
                                             System (health care) March 2000
                                             to present; Executive Vice President,
                                             Administration and Finance,
                                             Mercy Health System, 1978 to
                                             February 2000.

Steven J. Shotz (11)          III      55    Director of the Corporation and        1988       192,552          2.98%
                                             the Bank; President of Quantum
                                             Group, Inc. (venture capital group),
                                             1995 to present.

Harris Wildstein, Esq. (12)   II       54    Director of the Corporation and        1988       390,081          6.15%
                                             the Bank; Vice President of R&S
                                             Imports, Ltd. and President of
                                             HVW, Inc. (auto dealerships),
                                             1977 to present.

All continuing directors and
nominees as a group
(11 persons)                                                                    TOTALS:      1,556,879         24.54%

____________


(1) Unless otherwise indicated, the address of each beneficial owner is c/o Republic First Bancorp, Inc., 1608 Walnut Street, Philadelphia, PA 19103.

(2) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within sixty (60) days after December 31, 1999. Beneficial ownership may be disclaimed as to certain of the securities.

(3)   Information furnished by the directors of the Company.

(4) Includes 1,320 shares of Common Stock subject to options granted to Mr. Adelberg which are currently exercisable. The amount also includes 94,382 shares of Common Stock owned by family members for which he disclaimed beneficial ownership.

(5) Includes 1,100 shares of Common Stock subject to options granted to Mr. Batoff which are currently exercisable.

(6) Includes 1,320 shares of Common Stock subject to options granted to Mr. Berman which are currently exercisable.

                                       8


(7) Includes 23,760 shares of Common Stock subject to options granted to Mr. Goldberg which are currently exercisable. The amount also includes 24,725 shares of Common Stock owned by family members for which he disclaimed beneficial ownership.

(8) Includes 204,556 shares of Common Stock subject to options granted to Mr. Madonna which are currently exercisable. The amount also includes 3,878 shares of Common Stock owned by family members for which he disclaimed beneficial ownership.

(9) Includes 1,100 shares of Common Stock subject to options granted to Mr. Mita which are currently exercisable.

(10) Includes 39,221 shares of Common Stock subject to options granted to Mr. Rodin which are currently exercisable. The amount also includes 3,421 shares of Common Stock owned by family members for which he disclaimed beneficial ownership.

(11) Includes 120,541 shares of Common Stock subject to options granted to Mr. Shotz which are currently exercisable.

(12) Includes 5,980 shares of Common Stock owned by family members for which Mr. Wildstein disclaimed beneficial ownership.

(13)  Includes 1,400 shares of Common Stock owned by family members.


Board Committees and Attendance

      The Corporation's Board of Directors has organized standing Executive, Audit, Loan, Asset/Liability, Nominating and Option committees.

      Executive Committee. The Executive Committee is composed of the following directors: Messrs. Madonna (Co-chairman), Bradley (Co-chairman), Adelberg, Rodin, Shotz, Wildstein and Jere A.Young, President and Chief Executive Officer of Republic First Bancorp, Inc. The Executive Committee is authorized to exercise all of the authority of the Board in the management of the Corporation's affairs between Board meetings, unless otherwise provided by the by-laws or applicable law. The Executive Committee held 4 meetings during 1999.

      Audit Committee. The Audit Committee is composed of the following independent directors: Messrs. Bradley (Chairman), Batoff, Schleif, and Goldberg. The Audit Committee provides general financial oversight in financial reporting and the adequacy of the Corporation's internal controls through meetings with the Corporation's management and its independent auditors. The Audit Committee held 4 meetings during 1999.

      Loan Committee. The Loan Committee is composed of the following directors:
Messrs. Shotz (Chairman) Adelberg, Robert D. Davis, President and Chief Executive Officer of the Bank, and Wildstein. The Loan Committee is authorized to review and approve/disapprove all loan applications presented to the Bank. The Loan Committee held 49 meetings in 1999.

      Asset/Liability Committee. The Asset/ Liability Committee is composed of the following directors: Messrs. Schleif (Chairman), Madonna, Bradley, Goldberg, Young and Davis. The Committee is authorized to coordinate Asset/Liability management of the Company including monitoring interest rate risk, liquidity and capital adequacy, as well as review strategies and oversee the business plan of the Corporation. The Asset/ Liability Committee was instituted in November 1998 and assumed certain responsibilities which were previously held by the Finance Committee. The Committee held 4 meeting in 1999.

      Nominating Committee. The Nominating Committee is composed of the following directors: Messrs. Wildstein (Chairman), and Shotz. The Nominating Committee decides upon and suggests to the Board of Directors candidates for appointment or election to the Board of Directors. The Nominating Committee will consider nominees recommended by security holders for nomination for election at the annual meetings of the Corporation's shareholders if such nominations are made as described above under "Shareholder Proposals and Nominations for the 2001 Annual Meeting". The Nominating Committee held 1 meeting in 1999.

      Option Committee. The Option Committee is composed of the following directors: Messrs. Batoff (Chairman), Rodin and Mita. The Option Committee is authorized to grant options including the evaluation of executive management's performance. The Option Committee held no meetings in 1999.

      During 1999, the Corporation's Board of Directors held 8 full Board and 62 Committee meetings. Except for Eustace Mita who attended 50% of his required meetings, no continuing director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and meetings of the committees, if any, on which such directors served, held during 1999.


Executive Officers

      Set forth below is certain information with respect to each of the executive officers of the Corporation as of March 15, 2000, including such officers' names, ages, and principal employment prior to joining the Corporation.

      Name/Position                         Age      Principal Occupation Prior to Joining the Corporation
      -------------                         ---      -----------------------------------------------------
      Jere A. Young                         63       Owner and President,
      President and                                  Capital Advisory Group, Inc.,
      Chief Executive Officer                        Newtown Square, PA-- 1992 to 1998

      George S. Rapp                        47       Executive Vice President and Chief Financial Officer,
      Executive Vice President,                      Old York Road Bancorp, Willow Grove, PA--
      Chief Financial Officer and                    March 1993 to February 1995
      Corporate Secretary

      Jerome D. McTiernan                   57       Executive Vice President and Chief Operating Officer,
      Executive Vice President and                   Republic Bancorporation and Republic Bank
      Operations Officer


Certain Relationships and Related Transactions

         Certain of the directors of the Corporation and/or their affiliates have loans outstanding from the Bank. All such loans were made in the ordinary course of the Bank's business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons and, in the opinion of management, do not involve more than the normal risk of collectibility or present other unfavorable features.


Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Exchange Act required the Corporation's officers and directors and persons who own more than 10% of a registered class of the Corporation's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Corporation with copies of these reports.

      Based on the Corporation's review of the copies of the reports by it, the Corporation believes that all filings required to be made by Reporting Persons for the Period January 1, 1999 through December 31, 1999 were made on a timely basis except that (a) a report on Form 4 relating to a transaction on August 10, 1999 was inadvertently not filed until September 15, 1999 for 5,000 shares, by director Adelberg and (b) reports on Form 4 relating to transactions on August 16, August 18, August 19, August 20, August 26, August 31, and September 2, 1999 were inadvertently not filed until November 12, 1999 for 1,000, 100, 2,400, 3,800, 1,000, 400 and 1,300 shares, by director Wildstein, respectively.

Quorum and Voting Requirements

      A quorum for the purpose of acting upon this Proposal requires the presence, in person or by proxy, of the holders of at least a majority of the outstanding shares of the Corporation's Common Stock.

      The approval of this Proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock present and voting, in person or by proxy.

      Paul Verdi and Madeline McLaughlin shall be appointed the lawful proxies, each with full power of substitution, for and on behalf of the shareholders, to vote as specified in any appropriately completed proxy card, the shares of the Corporation's common stock held a record by the shareholder.


                                  OTHER MATTERS

      Management does not know of any other matters to come before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters. The Shareholders, present and voting at the Annual Meeting, may extend by adjournment the Annual Meeting as provided in the By-laws.

      IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY CARD PROMPTLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.



                                             By Order of the Board of Directors,


                                             /s/ George S. Rapp
                                             George S. Rapp,
                                             Executive Vice President,

                                             Chief Financial Officer and
                                             Corporate Secretary

March 24, 2000

                    REPUBLIC FIRST BANCORP, INC. COMMON STOCK
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned shareholder of Republic First Bancorp, Inc. (the "Corporation") hereby constitutes and appoints Paul A. Verdi and Madeline M. McLaughlin, or either of them the lawful attorneys and proxies of the undersigned both with full power of substitution, for and on behalf of the undersigned, to vote as specified on the reverse side, all of the shares of the Corporation's common stock held of record by the undersigned on March 15, 2000 at the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, April 25, 2000, at 4:00 p.m., at the Crowne Plaza, 1800 Market Street, Philadelphia, PA 19103 and at any adjournments or postponements thereof.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL (1) AND (2). IF ANY OTHER MATTERS ARE VOTED ON AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE PROXYHOLDERS ON SUCH MATTER IN THEIR SOLE DISCRETION. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.



Please complete, date and sign this proxy on the reverse side and mail without delay in the enclosed envelope.


                (Continued and to be signed on the reverse side)


                           v   FOLD AND DETACH HERE  v

--------------------------------------------------------------------------------

Mark your votes as indicated in this example  [ x ]


(1) Election of Directors:        FOR all nominees       WITHHOLD AUTHORITY
    Daniel S. Berrman,          (except as provided        to vote for
    Eustace Mita,              to the contrary below)      all nominees
    James E. Schleif and
    Harris Wildstein                  [    ]                  [    ]

(Instruction: to withhold authority to vote for any individual nominee, write that nominee's name here): ___________________________



(2) Amendment of Stock Option Plan.     FOR          AGAINST       ABSTAIN
                                       [   ]          [   ]         [   ]



Signature(s) of
Shareholder(s)_____________________________________

___________________________________________________

Dated _______________________________________, 2000

NOTE: Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this card. Signature(s) should agree with name(s) on proxy form. Executors, administrators, trustees, and other fiduciaries, and persons signing on behalf of corporations or partnerships, should so indicate when signing. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.

Receipt of the Company's Annual Report and Notice of Meeting and Proxy Statement, dated March 24, 2000 is hereby acknowledged.

                        PLEASE SIGN, DATE AND MAIL TODAY.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^